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                                                                    EXHIBIT 10.7


                 AMENDMENT #2 TO LEASE DATED DECEMBER 1, 1977

              BY AND BETWEEN K & E LAND & LEASING AND KEVCO, INC.

          This Amendment #2 to a Lease (the "Lease") made and entered into as of December 1, 1977, by and between K & E LAND & LEASING ("Lessor") and KEVCO, INC., ("Lessee") is made and entered into as the of the 30th day of May, 1983,
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but effective December 1, 1981:

                             W I T N E S S E T H:
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          WHEREAS, Lessor and Lessee desire to amend the Lease as hereinafter provided;

          NOW, THEREFORE, IN CONSIDERATION of the premises and of the covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

          1. Paragraph 3 of the Lease entitled "Rental" is hereby amended in its entirety to hereafter read as follows:

               "3.  Rental.  Lessee agrees and promises to pay to Lessor for and
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               during the term of this Lease as rental for the Demised Premises the sum of $1,321,260.00, payable in monthly installments of $5,415.00, subject to increase as hereinafter provided, and payable in advance and without demand on the first of each calendar month therein throughout the stated term of this Lease and any renewals or extensions thereof except as otherwise provided in Paragraph 14 hereof. Payment of such rent shall be made at such place or places as Lessor may, from time to time, designate.

                    Lessor acknowledges receipt from Lessee of the sum of
               $10,830.00 representing payment in advance of the first and last month's rental of the Demised Premises under this Lease.

                    In addition to the monthly rental provided
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               for herein, Lessee shall also p:y such other charges and
               assignments relating to the Demised Premises as is elsewhere provided for to be paid by Lessee under other provisions of this Lease.

                    Lessor and Lessee agree that Lessor shall have the right
               exercisable at any time prior to any anniversary date of this Lease, to increase the monthly rental to be paid to Lessor by Lessee in an amount not to exceed 35% of the monthly rental paid by Lessee to Lessor during the immediately preceding twelve-month period. Lessor shall only have the right to increase once every twelve (12) months the monthly rental to be paid by Lessee to Lessor. Any increase shall be effective as of the next anniversary date of the Lease following Lessor's exercise of its right to increase the monthly rental. Any increase shall be in relation to the then rental being paid in Elkhart County, Indiana, or its environs for property similar to that of the Demised Premises. Lessor's right to increase the monthly rental shall not be cumulative so that Lessor's failure to increase the monthly rental in any twelve-month period shall not give rise to a rental increase greater than 35% in any subsequent twelve-month period."

          2. In all other respects the Lease as herein amended shall remain in full force and effect and unimpaired.

          IN WITNESS WHEREOF, this Amendment #2 to the Lease is made and entered into as of the day and year first above written but effective as of the date stated above.

                                                 LESSOR:

                                                 K & E LAND & LEASING

                                                 BY:/s/ Billy T. Everett
                                                    ----------------------------
                                                     Its Partner

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                                                 LESSEE:
                                                 KEVCO, INC.

                                                 BY:/s/Jerry E. Kimmel
                                                    ----------------------------
                                                     Its   President
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